Exhibit 10.44

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of January 26, 2000 (this “Joinder Agreement”), is entered into by and among SIERRA MEDICAL MANAGEMENT, INC., a Delaware corporation (“Sierra Management”), JACOB Y. TERNER, M.D. (“Terner”), SIERRA PRIMARY CARE MEDICAL GROUP, INC., a California professional corporation (“Sierra Primary Care”), Gregg DeNicola, M.D. (“DeNicola”). Prospect Medical Holdings, Inc., a Delaware corporation (“Holdings”). Prospect Medical Systems, Inc., a Delaware corporation (“Systems”), Prospect Medical Group, a California professional corporation (“Group”). Santa Ana/Tustin Physicians Group, Inc., a California professional corporation (“Santa Ana/Tustin”), and IMPERIAL BANK, a California banking corporation (“Bank”), with reference to the following facts:

A.           The parties hereto (other than Terner) have previously entered into that certain Amended and Restated Credit Succession Agreement, dated as of July 14, 1997 (the “Agreement”).

B.            On September 2, 1998, Group, Systems and DeNicola, entered into that certain Amended and Restated Assignable Option Agreement, pursuant to which Systems exercised its option to buy all the Shares from DeNicola and designated Terner as the Successor Physician to DeNicola on January 13, 2000.

C.            Pursuant to the terms of the Agreement, Terner is required to execute, among other documents, a joinder agreement in order to become a party to the Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.            Joinder of Terner.

(a)           Joinder of Terner.  Pursuant to Section 11(a) of the Agreement, Terner hereby agrees that he is a Successor Shareholder under the Agreement as if a signatory thereof on the date of its execution, and Terner shall comply with and be subject to and have the benefit of all of the terms, conditions, covenants, agreements, obligations, and waivers set forth therein. Terner hereby agrees that each reference to a “Gregg DeNicola, M.D.” or “DeNicola” in the Agreement shall be deemed to refer to Terner. Terner hereby acknowledges that he has received a copy of the Agreement and that he has read and understands the terms thereof.

(b)           Schedules.  Schedule B and C attached to the Agreement are hereby replaced with Schedules B and C attached hereto.

2.            Effectiveness.  This Agreement shall become effective upon receipt by Bank of (i) the original stock certificates evidencing all of the issued and outstanding Shares, together with a stock power with respect thereto, duly executed in blank, undated, by Terner, (ii) a counterpart hereof, duly executed by each of the parties hereto, and (iii) any other agreement or document required to be delivered in accordance with the terms and conditions of the Agreement.

3.            General Provisions.

(a)          Representations and Warranties.  Holdings, each Management Company, Terner, each PC Shareholder and each Professional Corporation hereby confirms that each representation and warranty made by it under the Agreement is true and correct in all material respects as of the date hereof, including after giving effect to Schedules B and C attached hereto, and that no Succession Event has occurred or is continuing under the Agreement.  Holdings, each Management Company, Terner, each PC Shareholder and each Professional Corporation hereby represents and warrants that as of the date hereof there are no claims or offsets against, or defenses or counterclaims to, their respective obligations under the Agreement.

(b)          Directors of Group.  Notwithstanding anything to the contrary in Section 3(a) of the Agreement, the parties to this Joinder Agreement agree that solely with respect to Group, its Board of Directors may be constituted by one (1) or more members who must comply with all the requirements set forth in the Agreement and who otherwise meet the requirements set forth in the Agreement.

(c)          Release of DeNicola.  As of the effective day of this Joinder Agreement, DeNicola will be released of his rights and obligations under the Agreement.  All references to DeNicola in the Agreement shall be deemed to refer to Terner.

(d)          Limited Effect.  Except as supplemented hereby, the Agreement shall continue to be, and shall remain, in full force and effect.  This Joinder Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or (ii) to prejudice any right or rights which Bank may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

(e)          Counterparts.  This Joinder Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(f)           Definitions.  All initially capitalized terms used and not defined herein shall have the meanings given thereto in the Agreement.

(g)          Governing Law.  THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,

THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF the undersigned hereby causes this Joinder Agreement to be executed and delivered as of the date first above written.

/s/ Gregg DeNicola
Gregg DeNicola

SANTA ANA/TUSTIN PHYSICIANS GROUP, INC.

By:	/s/ Jacob Y. Terner
Title:	PRES

PROSPECT MEDICAL HOLDINGS, INC.

By:	/s/ [ILLEGIBLE]
Title:	[ILLEGIBLE]

PROSPECT MEDICAL SYSTEMS, INC.

By:	/s/ [ILLEGIBLE]
Title:	[ILLEGIBLE]

PROSPECT MEDICAL GROUP, INC.

By:	/s/ Jacob Y. Terner
Title:	PRES.

SIERRA MEDICAL MANAGEMENT, INC.

By:	/s/ [ILLEGIBLE]
Title:	[ILLEGIBLE]

SIERRA PRIMARY CARE MEDICAL GROUP, INC.

By:	/s/ Jacob Y. Terner
Title:	PRES.

/s/ Jacob Y. Terner
JACOB Y. TERNER, M.D.

IMPERIAL BANK

By:	/s/ [ILLEGIBLE]
Title:	Regional Vice Pres.

SCHEDULE B

Professional Corporation	PC Shareholder

Prospect Medical Group, Inc.	100% owned by Jacob Y. Terner, M.D.

Santa Ana/Tustin Physicians Group, Inc.	100% owned by Prospect Medical Group, Inc.

Sierra Primary Care Medical Group, Inc.	100% owned by Prospect Medical Group, Inc.

SCHEDULE C

Assignable Option Agreements

1.                                     Assignable Option Agreement, dated as of January 13, 2000, among Prospect Medical Systems, Inc., a Delaware corporation, Prospect Medical Group, Inc., a California professional medical corporation, and Jacob Y. Terner, M.D., as amended.

2.                                     Assignable Option Agreement, dated as of July 14, 1997, among Prospect Medical Systems, Inc., a Delaware corporations, Prospect Medical Group, Inc., a California professional medical corporation, and Santa Ana/Tustin Physicians Group, Inc., a California professional medical corporations.

3.                                     Assignable Option Agreement, dated as of September 25, 1997, among Sierra Medical Management Inc., a Delaware corporation, Prospect Medical Group, Inc., a California professional medical corporation, and Sierra Primary Care Medical Group, Inc., a California professional medical corporation.

SPOUSAL JOINDER AND CONSENT

I am the spouse of Jacob Y. Terner, M.D., the shareholder (the “Shareholder”) of Prospect Medical Group, Inc., a California professional medical corporation (“Professional Corporation”). To the extent that I have any interest in any of the Shares (as that term is defined in the Amended and Restated Credit Succession Agreement (the “Credit Succession Agreement”), entered into as of July 14, 1997, by and among Imperial Bank, Prospect Medical Holdings, Inc., Prospect Medical Systems, Inc., the Shareholder and Prospect Medical Group, Inc.) pursuant to that certain Joinder Agreement, dated as of January 26, 2000, (the “Joinder Agreement”), I hereby join in the Credit Succession Agreement and agree to be bound by its terms and conditions to the same extent as my spouse. I have read the Credit Succession Agreement and the Joinder Agreement, understand their terms and conditions, and to the extent that I have felt it necessary, have retained independent legal counsel to advise me concerning the legal effect of the Credit Succession Agreement, the Joinder Agreement and this Spousal Joinder and Consent.

I understand and acknowledge that Imperial Bank is significantly relaying on the validity and accuracy of this Spousal Joinder and Consent in entering into the Joinder Agreement.

Executed this [ILLEGIBLE] day of [ILLEGIBLE], 2000.

Signature:	/s/ [ILLEGIBLE]

Printed or Typed Name:	[ILLEGIBLE]